Exhibit 10.8.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of August 7, 2021 (the “Effective Date”), by and between Battalion Oil Corporation, a Delaware corporation (the “Company”) and R. Kevin Andrews (the “Executive”).

WITNESSETH:

WHEREAS, the parties previously entered into that certain Employment Agreement by and between the Company and the Executive, effective as of August 17, 2020 (the “Agreement”) (all capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Agreement); and

WHEREAS, pursuant to the provisions set forth in paragraph 14 of the Agreement, the Company and the Executive desire to amend the Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby amend the Agreement, effective as of the Effective Date, as follows:

1.The first sentence of Paragraph 2 of the Agreement is deleted in its entirety and the following is inserted in its place:

2.Term.  The term of this Agreement will commence on August 17, 2020 and shall end on January 28, 2022.

2.As amended by this Amendment, all other terms of the Agreement shall remain unchanged and in full force and effect. This Amendment shall not become effective nor enforceable by or against any of the parties hereto unless and until executed and delivered by all such parties.

3.This Amendment may be executed in multiple original counterparts, each of which having the force and effect of an original, and all of which taken together shall constitute one and the same document. This Amendment shall be considered executed and delivered by a party upon delivery of a counterpart of this Amendment reflecting either an original, facsimile, or a portable document format (pdf) signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date.

“COMPANY”	“EXECUTIVE”
BATTALION OIL CORPORATION

By: /s/ Richard H. Little	/s/ R. Kevin Andrews
Name:Richard H. Little	R. Kevin Andrews
Title:Interim Chairman of the Board